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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 27, 1996
                                                        -----------------


                           REPUBLIC INDUSTRIES, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                0-9787                                         73-1105145
                ------                                         ----------
              (Commission                                     (IRS Employer
              File Number)                                  Identification No.)


                  200 East Las Olas Boulevard
                          Suite 1400
                      Ft. Lauderdale, FL                    33301
          --------------------------------------------  --------------
            (Address of principal executive offices)      (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (954) 627-6000
                                                           -------------

                                     N.A.
      -----------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 2.  Acquisition or Disposition of Assets

         A.  The Denver Fire Reporter & Protective Co. and Affiliate

         On February 27, 1996, Republic Industries, Inc. (the "Registrant") acquired all of the outstanding shares of The Denver Fire Reporter & Protective Co., a Colorado corporation, and a related company affiliated by common ownership and management with The Denver Fire Reporter & Protective Co. (collectively, the "Denver Companies"), through a series of merger transactions (the "Denver Mergers"), in which two wholly-owned subsidiaries of the Registrant merged with and into the Denver Companies, and all of the issued and outstanding shares of each of the Denver Companies were exchanged for an aggregate of 1,631,752 shares of common stock, $0.01 par value per share, issued by the Registrant to the stockholder of the Denver Companies. The description contained herein of the Denver Mergers is qualified in its entirety by reference to the Merger Agreement filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated February 14, 1996, which is incorporated herein by reference. The Denver Mergers are being accounted for as pooling of interests business combinations.

         B.  The Schaubach Companies

         On February 29, 1996, the Registrant acquired all of the outstanding shares of Incendere, Inc., a Virginia corporation, Area Container Services, Inc., a Virginia corporation, and Smithton Sanitation Service, Inc. a North Carolina corporation, (collectively, the "Schaubach Companies"), through a series of merger transactions and a share exchange (the "Schaubach Mergers"), in which two wholly-owned subsidiaries of the Registrant merged with and into the Schaubach Companies, and all of the issued and outstanding shares of the Schaubach Companies were exchanged for an aggregate of 1,282,700 shares of common stock, $0.01 par value per share, issued by the Registrant to the stockholders of the Schaubach Companies. The description contained herein of the Schaubach Mergers is qualified in its entirety by reference to the Reorganization Agreement filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated February 14, 1996, which is incorporated herein by reference. The Schaubach Mergers are being accounted for as pooling of interests business combinations.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 27, 1996.

(b)     Pro Forma Financial Information.

        As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 27, 1996.

(c)     Exhibits.

        None.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REPUBLIC INDUSTRIES, INC.




                                   By:   /s/ Gregory K. Fairbanks
                                      --------------------------------------
                                         Gregory K. Fairbanks
                                         Executive Vice President
                                         and Chief Financial Officer


Date: March 13, 1996
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